Patterson-UTI Energy, Inc. Patterson-UTI Energy, Inc. Barclays CEO Energy Conference Barclays CEO Energy Conference September 11-12, 2013 September 11-12, 2013 Exhibit 99.1

2 2
Forward Looking Statements
Forward Looking Statements
This material and any oral statements made in connection with this material
This material and any oral statements made in connection with this material include "forward-looking statements" within the meaning of the Securities Act of include "forward-looking statements" within the meaning of the Securities Act of
1933 and the Securities Exchange Act of 1934.  Statements made which provide
1933 and the Securities Exchange Act of 1934.  Statements made which provide the Company’s or management’s intentions, beliefs, expectations or predictions for the Company’s or management’s intentions, beliefs, expectations or predictions for the future are forward-looking statements and are inherently uncertain. The the future are forward-looking statements and are inherently uncertain. The opinions, forecasts, projections or other statements other than statements of opinions, forecasts, projections or other statements other than statements of historical fact, including, without limitation, plans and objectives of management of historical fact, including, without limitation, plans and objectives of management of the Company are forward-looking statements.  It is important to note that actual the Company are forward-looking statements.  It is important to note that actual results could differ materially from those discussed in such forward-looking results could differ materially from those discussed in such forward-looking statements.  Important factors that could cause actual results to differ materially statements.  Important factors that could cause actual results to differ materially include the risk factors and other cautionary statements contained from time to include the risk factors and other cautionary statements contained from time to time in the Company’s SEC filings, which may be obtained by contacting the time in the Company’s SEC filings, which may be obtained by contacting the
Company or the SEC. These filings are also available through the
Company or the SEC. These filings are also available through the
Company’s
Company’s
web
web
site
site
at
at
http://www.patenergy.com
http://www.patenergy.com
or
or
through
through
the
the
SEC’s
SEC’s
Electronic
Electronic
Data
Data
Gathering
Gathering
and
and
Analysis
Analysis
Retrieval
Retrieval
System
System
(EDGAR)
(EDGAR)
at
at
http://www.sec.gov.
http://www.sec.gov.
We
We
undertake
undertake
no
no
obligation to publicly update or revise any forward-looking statement.  Statements obligation to publicly update or revise any forward-looking statement.  Statements made in this presentation include non-GAAP financial measures.  The required made in this presentation include non-GAAP financial measures.  The required reconciliation to GAAP financial measures are included on our website and at the reconciliation to GAAP financial measures are included on our website and at the end of this presentation.
end of this presentation.

Why Invest in Patterson-UTI Energy?
Why Invest in Patterson-UTI Energy?

•
•
Technology leader
Technology leader
–
–
Leader in walking rigs for pad
Leader in walking rigs for pad
drilling
drilling
–
–
Innovator in use of natural gas as a
Innovator in use of natural gas as a
fuel source for both drilling and
fuel source for both drilling and
pressure pumping
pressure pumping
•
•
Customer focused
Customer focused
–
–
Solid relationships with broad and
Solid relationships with broad and
diverse customer base
diverse customer base
–
–
Creating value through focus on
Creating value through focus on
well site execution
well site execution
•
•
Financially flexible
Financially flexible
–
–
Strong balance sheet
Strong balance sheet
–
–
History of share buybacks
History of share buybacks
–
–
Dividends
Dividends

Who We Are Who We Are

Contract Drilling
Contract Drilling
•
•
High quality fleet of land drilling
High quality fleet of land drilling
rigs including 120 APEX
rigs including 120 APEX
® ® rigs
rigs
•
•
Leader in walking rig
Leader in walking rig
technology for pad drilling
technology for pad drilling
applications
applications
•
•
Large footprint across North
Large footprint across North
American drilling markets
American drilling markets
Patterson-UTI reported results for the six months ended June 30, 2013
5
Contract Contract
Drilling Drilling
61% 61%
Pressure Pressure
Pumping Pumping
37% 37%
Oil & Oil &
Natural Natural
Gas Gas
2% 2%
Components of Revenue Components of Revenue

Pressure Pumping
Pressure Pumping
Patterson-UTI reported results for the six months ended June 30, 2013
6
Components of Revenue Components of Revenue
Pressure
Pumping
37%
Contract
Drilling
61% Oil &
Natural
Gas
2%
•
•
High quality fleet of modern
High quality fleet of modern
pressure pumping equipment
pressure pumping equipment
•
•
A leader in natural gas bi-fuel
A leader in natural gas bi-fuel
technology
technology
•
•
Strong reputation for safe and
Strong reputation for safe and
efficient operations
efficient operations

Contract Drilling Contract Drilling

Continued Demand for APEX
Continued Demand for APEX
®
®
Rigs
Rigs
Percentage of Horizontal Wells Continues to Increase
Percentage of Horizontal Wells Continues to Increase
Baker Hughes U.S. Rig Count
% by Drilling Type
0%
80%
70%
60%
50%
40%
30%
20%
10%
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013
% Horizontal % Vertical

…and Expected as of December 31, 2013
…and Expected as of December 31, 2013
APEX-XK 1500™
APEX-XK 1500™
APEX-XK 1000™
APEX-XK 1000™
APEX WALKING
APEX WALKING
® ®
APEX 1500
APEX 1500
® ®
APEX 1000
APEX 1000
® ®
Total APEX
Total APEX
® ® Rigs
Rigs
Class
Class
9
APEX
APEX
® ® Rigs as of June 30, 2013
Rigs as of June 30, 2013
12/31/2013
12/31/2013
A leader in high specification drilling rigs
A leader in high specification drilling rigs
13
13
4
4
48
48
44
44
11
11
120
120
6/30/2013
6/30/2013
19
19
4
4
48
48
44
44
11
11
126
126
APEX
APEX
®
®
Rig Fleet
Rig Fleet

Preferred rigs account for approximately
Preferred rigs account for approximately
85% of Contract Drilling EBITDA
85% of Contract Drilling EBITDA
Contribution from High Specification Rigs
Contribution from High Specification Rigs
Contract Drilling EBITDA Contribution by Rig Class
Contract Drilling EBITDA Contribution by Rig Class
Six Months Ended June 30, 2013
Six Months Ended June 30, 2013
10
Mechanical
APEX
®
& Other
Electric

Strong Demand for Pad Drilling
Strong Demand for Pad Drilling

•
• Pad drilling is contributing
Pad drilling is contributing
to increasing rig efficiency
to increasing rig efficiency
•
• Pad drilling capable rigs are
Pad drilling capable rigs are
highly utilized
highly utilized
•
• All new APEX
All new APEX
® rigs delivered
rigs delivered
in 2013 will have walking
in 2013 will have walking
systems suitable for pad
systems suitable for pad
drilling
drilling
http://patenergy.com/drilling/technology http://patenergy.com/drilling/technology

12 http://patenergy.com/drilling/technology/apexwalk/ http://patenergy.com/drilling/technology/apexwalk/ Video of APEX-XK™ Rig APEX-XK™ APEX-XK™ Rig Walking on Pad Rig Walking on Pad

The APEX-XK
The APEX-XK
™ ™
•
•
Enhanced mobility including
Enhanced mobility including
more efficient rig up and rig
more efficient rig up and rig
down
down
•
•
Greater clearance under rig
Greater clearance under rig
floor for optional walking
floor for optional walking
system
system
•
•
Advanced environmental spill
Advanced environmental spill
control integrated into drilling
control integrated into drilling
floor
floor
•
•
Optimized number of truck
Optimized number of truck
loads for rig moves
loads for rig moves
•
•
Available in both 1500 HP and
Available in both 1500 HP and
1000 HP
1000 HP

http://patenergy.com/drilling/technology http://patenergy.com/drilling/technology

APEX WALKING
APEX WALKING
®
®
Rigs
Rigs
•
•
Capable of walking with drill
Capable of walking with drill
pipe and collars racked in
pipe and collars racked in
derrick
derrick
•
•
Full multi-directional walking
Full multi-directional walking
capability
capability
•
•
Walking times average 45
Walking times average 45
minutes for 10’
minutes for 10’
–
–
15’
15’
well
well
spacing
spacing

http://patenergy.com/drilling/technology/apexwalk http://patenergy.com/drilling/technology/apexwalk

Enhancing our Position in Pad Drilling
Enhancing our Position in Pad Drilling

Walking Systems Can be Added to Any Rig in Our Fleet…
Walking Systems Can be Added to Any Rig in Our Fleet…
…Allowing for True Multi-Directional Pad Drilling Capabilities
…Allowing for True Multi-Directional Pad Drilling Capabilities

Enhancing our Position in Pad Drilling Enhancing our Position in Pad Drilling 16 http://patenergy.com/drilling/technology http://patenergy.com/drilling/technology

Early Adopter of Natural Gas Engines Early Adopter of Natural Gas Engines 17 http://patenergy.com/drilling/technology http://patenergy.com/drilling/technology

Using Natural Gas as a Fuel Source
Using Natural Gas as a Fuel Source

http://patenergy.com/drilling/technology http://patenergy.com/drilling/technology
•
First contract driller to use GE’s
Waukesha natural gas engines
on a modern land rig
•
21 rigs currently configured to
use natural gas as the primary
fuel source including 4 natural
gas powered rigs and 17 bi-fuel
capable rigs.
•
30 rigs expected to be equipped
with natural gas or bi-fuel
engines by the end of 2013
•
Natural gas powered rigs can
result in up to 80% lower fuel
costs

Pressure Pumping Pressure Pumping

A Leader in Bi-Fuel Technology
A Leader in Bi-Fuel Technology

http://patenergy.com/pressurepumping/services http://patenergy.com/pressurepumping/services
•
•
Engines can burn a fuel mix
Engines can burn a fuel mix
comprised of up to 70%
comprised of up to 70%
natural gas
natural gas
•
•
Comparable torque and
Comparable torque and
horsepower as an all diesel
horsepower as an all diesel
engine
engine
•
•
Reduces operating costs by
Reduces operating costs by
lowering fuel costs
lowering fuel costs
•
•
Good for environmental
Good for environmental
sustainability
sustainability

A Leader in Bi-Fuel Technology A Leader in Bi-Fuel Technology 21 http://patenergy.com/pressurepumping/services http://patenergy.com/pressurepumping/services

A Leader in Bi-Fuel Technology
A Leader in Bi-Fuel Technology
•
•
One of the largest bi-fuel frac
One of the largest bi-fuel frac
fleets in the Marcellus
fleets in the Marcellus
•
•
More than 400 stages
More than 400 stages
completed using natural gas as
completed using natural gas as
a fuel source
a fuel source
•
•
Replaced more than 94,000
Replaced more than 94,000
gallons of diesel with cleaner
gallons of diesel with cleaner
burning natural gas
burning natural gas
•
•
Eliminated 700,000 pounds of
Eliminated 700,000 pounds of
transportation loads on local
transportation loads on local
roads
roads

http://patenergy.com/pressurepumping/services http://patenergy.com/pressurepumping/services

Comprehensive Lab Services Comprehensive Lab Services 23 http://patenergy.com/pressurepumping/services http://patenergy.com/pressurepumping/services

Financial Financial Flexibility Flexibility

Capital Expenditures and Acquisitions
Capital Expenditures and Acquisitions
($ in millions)
($ in millions)
Investing in Our Company
Investing in Our Company
$598
$637
$445
$453
$976
$1,012
$974
$800
2006 2007 2008 2009
2010 2011
2012 2013E

•
•
History of returning capital to investors
History of returning capital to investors
–
–
Stock Buyback
Stock Buyback
•Repurchased 7% of shares in 2012
•Repurchased 7% of shares in 2012
•Repurchased
•Repurchased
approximately
approximately
$50.9
$50.9
million
million
of
of
shares
shares
during
during
the third quarter of 2013
the third quarter of 2013
•New $200 million share repurchase program authorized
•New $200 million share repurchase program authorized
on September 6, 2013
on September 6, 2013
•Total of $830 million repurchased since 2005
•Total of $830 million repurchased since 2005
–
–
Cash Dividend
Cash Dividend
•Initiated cash dividend in 2004
•Initiated cash dividend in 2004
•Quarterly dividend currently $0.05 per share
•Quarterly dividend currently $0.05 per share
•
•
Returned more than $1.1 billion to shareholders since
Returned more than $1.1 billion to shareholders since
2005
2005
Strong Financial Position
Strong Financial Position

•
•
Total liquidity of approximately $609 million
Total liquidity of approximately $609 million
–
–
$149 million of cash at June 30, 2013
$149 million of cash at June 30, 2013
–
–
$460 million revolver availability at June 30, 2013
$460 million revolver availability at June 30, 2013
•
•
$547 million net debt at June 30, 2013
$547 million net debt at June 30, 2013
–
–
<17% Net Debt/Total Capitalization
<17% Net Debt/Total Capitalization
–
–
$300 million of 4.97% Series A notes due October 5, 2020
$300 million of 4.97% Series A notes due October 5, 2020
–
–
$300 million of 4.27% Series B notes due June 14, 2022
$300 million of 4.27% Series B notes due June 14, 2022
–
–
$96.3 million of 5-year term loan
$96.3 million of 5-year term loan
•
•
No equity sales in last 13 years
No equity sales in last 13 years
•
•
Reduced share count by 27.8 million shares since
Reduced share count by 27.8 million shares since
2005
2005
Strong Financial Position
Strong Financial Position

Patterson-UTI Energy, Inc. Patterson-UTI Energy, Inc. Barclays CEO Energy Conference Barclays CEO Energy Conference September 11-12, 2013 September 11-12, 2013

Additional References Additional References

PTEN’s Active Rigs in Unconventional Areas
PTEN’s Active Rigs in Unconventional Areas
as of September 2013
as of September 2013
Bakken
Marcellus
17 Rigs
23 Rigs
Utica
7 Rigs
Active in Unconventional Plays
Active in Unconventional Plays
Woodford
1 Rig
Piceance
5 Rigs
Barnett
2 Rigs
Eagle Ford
31 Rigs
Haynesville
7 Rigs

PTEN’s Active U.S. Land Drilling Rigs
PTEN’s Active U.S. Land Drilling Rigs
as of September 2013
as of September 2013
East Texas
Appalachia
& Midwest
North Texas
Mid-Continent
Rockies
South Texas
29 Rigs
30 Rigs
20 Rigs
35 Rigs
5 Rigs
12 Rigs
Permian Basin
52 Rigs
Large Geographic Footprint
Large Geographic Footprint

•
•
Based on term contracts in place as of July 25, 2013
Based on term contracts in place as of July 25, 2013
–
–
An average of 121 rigs expected under term contract in the
An average of 121 rigs expected under term contract in the
third quarter of 2013
third quarter of 2013
–
–
An average of 113 rigs expected under term contract for the
An average of 113 rigs expected under term contract for the
second half of 2013
second half of 2013
•
•
PTEN expects to continue signing term contracts
PTEN expects to continue signing term contracts
Term Contract Coverage
Term Contract Coverage
Improving earnings visibility and returns stability
Improving earnings visibility and returns stability
32
•
•
Drilling term contract revenue backlog of $1.05 billion
Drilling term contract revenue backlog of $1.05 billion
at June 30, 2013
at June 30, 2013

•
•
Mechanical Rigs
Mechanical Rigs
–
–
147 mechanical rigs in fleet
147 mechanical rigs in fleet
–
–
Most are upgraded to meet customers’
Most are upgraded to meet customers’
diverse
diverse
needs
needs
Improved mud systems
Improved mud systems
Iron roughnecks and other automation
Iron roughnecks and other automation
Enhanced mobility
Enhanced mobility
–
–
Ideally suited for certain markets and wells
Ideally suited for certain markets and wells
–
–
Favorable return profiles given low book values
Favorable return profiles given low book values
–
–
Even better returns if drilling activity accelerates
Even better returns if drilling activity accelerates
Mechanical rigs are an option on higher drilling activity
Mechanical rigs are an option on higher drilling activity
Mechanical Rigs
Mechanical Rigs

http://patenergy.com/drilling/technology/conventional http://patenergy.com/drilling/technology/conventional

Recent Investments in Pressure Pumping…
Recent Investments in Pressure Pumping…
…Have Increased Fleet Size and Quality
…Have Increased Fleet Size and Quality
* Includes * Includes acquisition acquisition of of approximately 210,000 approximately 210,000 pressure pressure pumping pumping horsepower horsepower in in October October 2010 2010
Growing Pressure Pumping Business
Growing Pressure Pumping Business
800
600
400
200
0
2006 2007 2008 2009 2010* 2011 2012 2013E
Fracturing Horsepower Other Horsepower
Year End
760
65

Fracturing horsepower: 343,000 Fracturing horsepower: 343,000
Other horsepower: 24,500 Other horsepower: 24,500
Fracturing horsepower: 333,000 Fracturing horsepower: 333,000
Other horsepower: 61,500 Other horsepower: 61,500
A Significant Player in Regional Markets
A Significant Player in Regional Markets
Pressure Pumping Areas of Operation
Pressure Pumping Areas of Operation
Fracturing Horsepower
51%
49%
Southwest Region:
Northeast Region:

5 -
5 -
10
10
Years
Years
36
Average age of only three years
Average age of only three years
PTEN Fracturing Horsepower by Age
PTEN Fracturing Horsepower by Age
As of June 30, 2013
As of June 30, 2013
Modern Pressure Pumping Fleet
21%
21%
73%
73%
< 5
< 5
Years
Years
Years
Years
6%
6%
>10
>10

Strong Financial Returns
Strong Financial Returns
Growth in Per-Share Book Value
Growth in Per-Share Book Value
The Warren Buffett Standard
The Warren Buffett Standard

1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012

Non-GAAP Financial Measures

PATTERSON-UTI ENERGY, INC.
Non-GAAP Financial Measures (Unaudited)
(dollars in thousands)
(1)  EBITDA is not defined by generally accepted accounting principles (“GAAP”).  We present EBITDA (a non-GAAP measure)
because we believe it provides additional information with respect to both the performance of our fundamental business activities and our ability to meet our capital expenditures and working capital requirements.  EBITDA should not be construed as an alternative to the GAAP measures of net income or operating cash flow.
Three Months Ended
June 30,
Six Months Ended
June 30,
2013 2012 2012 2012
Earnings Before Interest, Taxes, Depreciation and Amortization
(EBITDA)(1):
Net income $ 40,768 $ 92,538 $ 96,998 $ 189,812
Income tax expense 23,528 53,340 55,656 109,257
Net interest expense 6,691 4,872 13,284 9,400
Depreciation, depletion, amortization and impairment 137,182 128,477 273,617 251,430
EBITDA $ 208,169 $ 279,227 $ 439,555 $ 559,899
Total revenue $ 659,316 $ 681,112 $ 1,326,355 $ 1,427,033
EBITDA margin
EBITDA by operating segment:
Contract drilling $ 145,352 $ 186,243 $ 315,523 $ 391,740
Pressure pumping 62,043 63,778 120,794 134,368
Oil and natural gas 11,503 12,107 25,366 24,094
Corporate and other (10,729) 17,099 (22,128) 9,697
Consolidated EBITDA $ 208,169 $ 279,227 $ 439,555 $ 559,899
31.6% 41.0%
33.1%
39.2%